Exhibit 102

FIRST AMENDMENT

TO

CREDIT AGREEMENT

DATED FEBRUARY 27,2004

BY, BETWEEN AND AMONG

BEASLEY MEZZANINE HOLDINGS, LLC,

BANK OF MONTREAL, CHICAGO BRANCH, AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

This FIRST AMENDMENT (the “Amendment”) dated as of June 18, 2004, is entered into by, between and among BEASLEY MEZZANINE HOLDINGS, LLC, (“Borrower”), BANK OF MONTREAL, CHICAGO BRANCH (“Bank of Montreal”), as administrative agent for Lenders (in such capacity the “Administrative Agent”), and THE LENDERS (as defined in the Credit Agreement).

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 27, 2004 (as amended, the “Credit Agreement”);

WHEREAS, Borrower, the Administrative Agent and the Requisite Lenders (as defined in the Credit Agreement) desire to amend the Credit Agreement as more particularly set forth below.

NOW, THEREFORE, Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

A. The definition of “Consolidated Fixed Charges” shall be deleted in its entirety and replaced with the following new definition:

“Consolidated Fixed Charges” shall mean for Borrower and its Subsidiaries on a consolidated basis, for the four Fiscal Quarter period ending on the date of determination, the sum of (a) Consolidated Cash Interest Expense paid during such period, plus (b) scheduled principal payments of the Term Loans or Revolving Loan Commitment paid as a result of reduction requirements under subsection 2.4A hereof during such period (excluding all mandatory prepayments under subsection 24B(ii)), plus (c) agency fees and commitment fees paid during such period, plus (d) Consolidated Capital Expenditures of Borrower and its Subsidiaries paid or payable in Cash during such period, plus (e) taxes paid in Cash and Restricted Junior Payments made with respect to taxes resulting from the business and activities of Borrower and its Subsidiaries during such period, plus (f), without duplication, Restricted Junior Payments made pursuant to subsections 7.5(i), 7.5(ii)(b) and 7.5(iv).”

B. Section 7.5 of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding subparagraph (iii) thereof and deleting subparagraph (iii) contained therein and substituting the following text in lieu thereof:

“(iii) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and the Consolidated Total Debt Ratio at such time and immediately prior to and after (on a pro forma basis giving effect to the repurchase) is less than 5.50:1.00 (and Borrower shall have delivered to Administrative Agent a Compliance Certificate to such effect): Borrower may make Cash advances to Holdings or NewHoldco in an amount sufficient to enable Holdings to repurchase and (except for holding the applicable repurchased public Securities as treasury stock) retire or otherwise terminate up to an aggregate of Fifty Million Dollars ($50,000,000) of the public Securities of Holdings during the term of this Agreement; and”.

C. Section 7.5 of the Credit Agreement is further amended by adding a new subparagraph (iv) after subparagraph (iii) contained therein, said new subparagraph (iv) to read as follows:

“(iv) as long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom and the Consolidated Total Debt Ratio at such time and immediately prior to and after (on a pro forma basis giving effect to the dividend payment) is less than 5.50:1.00 (and Borrower shall have delivered to Administrative Agent a Compliance Certificate to such effect): Borrower may declare and pay cash dividends to Holdings or NewHoldco for the sole purpose of paying cash dividends to Holdings’ stockholders, provided that such cash dividends may not exceed in the aggregate Five Million Dollars ($5,000,000) in any Fiscal Year.”

D. Exhibit VI to the Credit Agreement, the form of Compliance Certificate to be delivered to Administrative Agent and Lenders by Borrower pursuant to subsection 6.l(iii) of the Credit Agreement, shall be replaced with the new Exhibit VI attached to this Amendment.

3. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

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A. The representations and warranties of Borrower contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

B. No Event of Default or Potential Event of Default has occurred and is continuing.

C. The execution and delivery of this Amendment (i) have been duly authorized by all necessary limited liability company action on the part of Borrower; and (ii) do not result in a breach of or constitute a default under any Contractual Obligation of any Obligor or require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Obligor or the consent or approval of any Governmental Authority.

D. This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terns, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4. Condition to Effectiveness. This Amendment shall be effective as of June 14, 2004 upon receipt by the Administrative Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by the Borrower and the Requisite Lenders.

5. Miscellaneous Provisions.

A. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

B. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

D. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one

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and the same instrument.; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

BEASLEY MEZZANINE HOLDINGS, LLC

By:	/s/ CAROLINE BEASLEY
Name:	Caroline Beasley

Title:	VP/CFO/SEC/TREAS

REQUISITE LENDERS:

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:
Name:

Title:

HARRIS NESBITT FINANCING, INC., as a Lender and as Administrative Agent

By:
Name:

Title:

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

BEASLEY MEZZANINE HOLDINGS, LLC

By:
Name:

Title:

REQUISITE LENDERS:

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:	/S/ JULIET BARNES
Name:	Juliet Barnes

Title:	Vice President

HARRIS NESBITT FINANCING, INC., as a Lender

By:	/S/ JULIET BARNES
Name:	Juliet Barnes

Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/S/ CYNTHIA L. ROGERS
Name:	Cynthia L. Rogers

Title:	Vice President

BANK OF AMERICA N.A., as a Lender

By:
Name:

Title:

ING CAPITAL, LLC, as a Lender

By:
Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

S-2

THE BANK OF NEW YORK, as a Lender

By:
Name:

Title:

BANK OF AMERICA N.A., as a Lender

By:	/s/ T. SHIPLEY
Name:	T Shipley

Title:	MD

ING CAPITAL, LLC, as a Lender

By:
Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

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THE BANK OF NEW YORK, as a Lender

By:
Name:

Title:

BANK OF AMERICA N.A., as a Lender

By:
Name:

Title:

ING CAPITAL, LLC, as a Lender

By:	/s/ ANNIE MOY
Name:	Annie Moy

Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

THE BANK OF NEW YORK, as a Lender

By:
Name:

Title:

BANK OF AMERICA N.A., as a Lender

By:
Name:

Title:

ING CAPITAL, LLC, as a Lender

By:
Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ VIPA CHIRAPRUT
Name:	Vipa Chiraprut

Title:	Vice President

FLEET NATIONAL BANK, as a Lender

By:	/s/ RICHARD M. PECK
Name:	Richard M. Peck

Title:	Principal

US BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:
Name:

Title:

By:
Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:

Title:

S-3

FLEET NATIONAL BANK, as a Lender

By:
Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ THOMAS G. GUNDER
Name:	Thomas G. Gunder

Title:	V.P.

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:
Name:

Title:

By:
Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

Name:

Title:

S-3

FLEET NATIONAL BANK, as a Lender

By:
Name:

Title:

US BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:
Name:

Title:

By:
Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ RICHARD W. VARALLA
Name:	Richard W. Varalla

Title:	Duly Authorized Signatory

BNP PARIBAS, as a Lender

By:
Name:

Title:

By:
Name:

Title:

WACHOVIA BANK, as a Lender

By:	/s/ JAMES F. HEATWOLE
Name:	James F. Heatwole

Title:	Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:
Name:

Title:

By:
Name:

Title:

FIRST DOMINION FUNDING, as a Lender

By:
Name:

Title:

BNP PARIBAS, as a Lender

By:
Name:

Title:

By:
Name:

Title:

WACHOVIA BANK, as a Lender

By:
Name:

Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:	/s/ THOMAS HALL
Name:	Thomas Hall

Title:	Vice President

By:	/s/ DOREEN WELCH
Name:	Doreen Welch

Title:	Associate

FIRST DOMINION FUNDING, as a Lender

By:
Name:

Title:

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